UBS Series Funds

May 31, 2022

Supplement to the Prospectus dated August 27, 2021, as supplemented.

Includes:

•	UBS Prime Reserves Fund
•	UBS Tax-Free Reserves Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Prime Reserves Fund and UBS Tax-Free Reserves Fund (each, a “fund” and together, the “funds”), each a series of UBS Series Funds (the “Trust”).

At the recommendation of UBS Asset Management (Americas) Inc. (“UBS AM”), the funds’ investment adviser, the Trust’s Board of Trustees (the “Board”) has determined to eliminate the minimum initial investment amount for investors purchasing shares of the funds through UBS Financial Services Inc. brokerage accounts.

In addition, at the recommendation of UBS AM, the Board has determined to close the funds to new investments by UBS Financial Services Inc. customers/clients investing through fee-based advisory programs, including any such new investors, additional purchases from any such existing investors, and purchases for exchange from other funds by any such investors. Automatic reinvestment of dividends by UBS Financial Services Inc. shareholders investing through fee-based advisory programs will continue during this closure and such shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus. UBS Financial Services Inc. customers/clients investing through brokerage accounts and all other investors will continue to be able to purchase, exchange or redeem shares in accordance with the policies in the Prospectus.

UBS Financial Services Inc. customers/clients investing through fee-based advisory programs should note that recent reductions in the minimum initial investment requirements of related money market funds feeding into the same master portfolios as the funds named above results in UBS Financial Services Inc. customers/clients investing through fee-based advisory programs potentially being eligible to invest in substantially similar money market funds which have lower ongoing operating expenses. Please consider contacting your Financial Adviser for additional information related to eligibility requirements for those other money market funds.

These disclosure changes will become effective on June 6, 2022 (“Effective Date”). Any minimum initial investment amounts, including temporary reductions in the minimum initial investment amounts that expire prior to the Effective Date will continue until the Effective Date, at which time the disclosure changes below will supersede such minimum initial investment amounts.

The Prospectus is hereby supplemented as shown below.

ZS-1172

On the Effective Date, the section captioned “Fund summary” and sub-captioned “Purchase & sale of fund shares” for each fund in the Prospectus is revised by replacing the sixth and seventh sentences of that section in their entirety with the following:

The minimum investment level for initial purchases generally is $1,000,000. Initial purchases made through UBS Financial Services Inc. brokerage accounts, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level. UBS Financial Services Inc. fee-based advisory programs are not eligible to make investments in the fund (with an exception for the normal month-end automatic reinvestment of dividends by existing shareholders).

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment.” on page 24 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $1,000,000. Initial purchases made through UBS Financial Services Inc. brokerage accounts, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level. UBS Financial Services Inc. fee-based advisory programs are not eligible to make investments in the fund (with an exception for the normal month-end automatic reinvestment of dividends by existing shareholders).

On the Effective Date, the section captioned “Managing your fund account” and sub-captioned “Minimum investment.” on page 30 of the Prospectus is revised by replacing the first paragraph of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $1,000,000. Initial purchases made through UBS Financial Services Inc. brokerage accounts, subsequent purchases, and purchases through exchanges are not subject to a minimum investment level. UBS Financial Services Inc. fee-based advisory programs are not eligible to make investments in the fund (with an exception for the normal month-end automatic reinvestment of dividends by existing shareholders).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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